EXHIBIT 99.2
UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Statements of Income

	Three Months Ended
	December	December	September	June	March
	2008	2007	2008	2008	2008
Interest & Loan Fees Income	$103,186	$119,096	$106,760	$106,419	$113,546
Tax Equivalent Adjustment	3,180	4,165	3,451	3,638	3,960

Interest & Fees Income (FTE)	106,366	123,261	110,211	110,057	117,506
Interest Expense	39,961	58,271	42,623	43,267	51,268

Net Interest Income (FTE)	66,405	64,990	67,588	66,790	66,238

Provision for Credit Losses	12,207	2,580	6,497	4,351	2,100

Non-Interest Income:
Security (losses) gains	(1,160)	(562)	(9,167)	(46)	955
Fees from Trust & Brokerage Services	3,568	4,317	4,522	4,553	3,939
Fees from Deposit Services	9,853	9,701	10,251	10,002	9,083
Bankcard Fees and Merchant Discounts	980	1,541	1,543	1,734	1,558
Other Charges, Commissions, and Fees	405	457	450	589	488
Income from Bank Owned Life Insurance	150	1,424	1,622	1,012	1,309
Mortgage Banking Income	43	80	93	156	93
(Loss) Gain on Termination of Interest Rate Swaps Associated with Prepayment of FHLB Advances	—	(8,900)	—	—	—
Other Non-Interest Revenue	5,341	924	1,016	1,183	1,185

Total Non-Interest Income	19,180	8,982	10,330	19,183	18,610

Non-Interest Expense:
Salaries and Employees Benefits	18,292	18,032	18,766	18,941	19,028
Net Occupancy	4,248	4,028	4,163	3,974	4,297
Other Expenses	21,831	16,749	17,361	16,428	16,619
Prepayment Penalties on FHLB Advances	—	4,331	—	—	—
Amortization of Intangibles	747	1,078	789	940	1,018
OREO Expense	928	563	271	1,043	242
FDIC Expense	554	135	288	151	154

Total Non-Interest Expense	46,600	44,916	41,638	41,477	41,358

Income Before Income Taxes (FTE)	26,778	26,476	29,783	40,145	41,390

Tax Equivalent Adjustment	3,180	4,165	3,451	3,638	3,960

Income Before Income Taxes	23,598	22,311	26,332	36,507	37,430

Income Taxes	7,079	6,359	6,740	11,360	11,734

Net Income	$16,519	$15,952	$19,592	$25,147	$25,696

MEMO: Effective Tax Rate	30.00%	28.50%	25.60%	31.12%	31.35%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Statements of Income

	Year Ended
	December	December	December	December
	2008	2007	2006	2005
Interest & Loan Fees Income	$429,911	$438,729	$400,683	$345,278
Tax Equivalent Adjustment	14,229	16,472	15,452	12,590

Interest & Fees Income (FTE)	444,140	455,201	416,135	357,868
Interest Expense	177,119	213,310	181,090	124,451

Net Interest Income (FTE)	267,021	241,891	235,045	233,417

Credit Loss Provision	25,155	5,330	1,437	5,618

Non-Interest Income:
Security (losses) gains	(9,418)	(68)	(3,176)	695
Fees from Trust & Brokerage Services	16,582	15,414	12,948	11,083
Fees from Deposit Services	39,189	33,835	29,077	27,749
Bankcard Fees and Merchant Discounts	5,815	6,063	5,351	4,417
Other Charges, Commissions, and Fees	1,932	1,704	1,549	1,596
Income from Bank Owned Life Insurance	4,093	5,389	4,422	4,753
Mortgage Banking Income	385	527	855	1,055
(Loss) Gain on Termination of Interest Rate Swaps Associated with Prepayment of FHLB Advances	—	(8,113)	(4,599)	—
Other Non-Interest Revenue	8,725	2,998	2,606	1,277

Total Non-Interest Income	67,303	57,749	49,033	52,625

Non-Interest Expense:
Salaries and Employee Benefits	75,027	65,239	63,144	59,685
Net Occupancy	16,682	14,421	12,547	12,201
Other Expenses	72,239	58,548	50,273	45,395
Prepayment Penalties on FHLB Advances	—	5,117	8,261	406
Amortization of Intangibles	3,494	2,868	1,886	2,292
OREO Expense	2,484	1,167	482	594
FDIC Expense	1,147	569	580	587

Total Non-Interest Expense	171,073	147,929	137,173	121,160

Income Before Income Taxes (FTE)	138,096	146,381	145,468	159,264

Tax Equivalent Adjustment	14,229	16,472	15,452	12,590

Income Before Income Taxes	123,867	129,909	130,016	146,674

Taxes	36,913	39,235	40,767	46,265

Net Income	$86,954	$90,674	$89,249	$100,409

MEMO: Effective Tax Rate	29.80%	30.20%	31.36%	31.54%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Balance Sheets

	December 31	December 31
	2008	2007	December 31	December 31	December 31
	Q-T-D Average	Q-T-D Average	2008	2007	2006
Cash & Cash Equivalents	$199,752	$210,148	$213,534	$230,651	$259,013

Securities Available for Sale	1,151,121	1,111,068	1,097,043	1,156,561	1,010,252
Securities Held to Maturity	124,427	157,785	116,407	157,228	212,296
Other Investment Securities	76,453	70,395	78,372	80,975	52,922

Total Securities	1,352,001	1,339,248	1,291,822	1,394,764	1,275,470

Total Cash and Securities	1,551,753	1,549,396	1,505,356	1,625,415	1,534,483

Loans Held for Sale	933	960	868	1,270	2,041

Commercial Loans	3,855,156	3,497,159	3,916,768	3,648,999	2,757,957
Mortgage Loans	1,753,300	1,776,940	1,754,100	1,772,441	1,694,922
Consumer Loans	352,661	384,894	349,690	379,121	360,829

Gross Loans	5,961,117	5,658,993	6,020,558	5,800,561	4,813,708

Unearned Income	(6,604)	(7,060)	(6,403)	(7,077)	(6,961)

Loans, Net of Unearned Income	5,954,513	5,651,933	6,014,155	5,793,484	4,806,747

Allowance for Loan Losses	(57,416)	(50,345)	(61,494)	(50,456)	(43,629)

Goodwill	312,370	312,784	312,263	312,111	167,421
Other Intangibles	7,795	11,431	7,384	10,878	2,640

Total Intangibles	320,165	324,215	319,647	322,989	170,061

Real Estate Owned	13,777	5,980	19,817	6,365	4,231
Other Assets	291,511	287,462	303,742	295,672	243,664

Total Assets	$8,075,236	$7,769,601	$8,102,091	$7,994,739	$6,717,598

MEMO: Earning Assets	$7,289,879	$6,981,493	$7,267,990	$7,167,127	$6,082,080

Interest-bearing Deposits	$4,722,244	$4,459,350	$4,741,855	$4,436,323	$3,924,985
Noninterest-bearing Deposits	893,494	867,133	906,099	913,427	903,207

Total Deposits	5,615,738	5,326,483	5,647,954	5,349,750	4,828,192

Short-term Borrowings	763,681	817,027	778,320	1,036,063	682,266
Long-term Borrowings	853,597	792,642	852,685	774,162	499,200

Total Borrowings	1,617,278	1,609,669	1,631,005	1,810,225	1,181,466

Other Liabilities	57,107	66,650	86,420	73,565	73,848

Total Liabilities	7,290,123	7,002,802	7,365,379	7,233,540	6,083,506

Preferred Equity	—	—	—	—	—
Common Equity	785,113	766,799	736,712	761,199	634,092

Total Shareholders’ Equity	785,113	766,799	736,712	761,199	634,092

Total Liabilities & Equity	$8,075,236	$7,769,601	$8,102,091	$7,994,739	$6,717,598

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended
	December	December	September	June	March
	2008	2007	2008	2008	2008
Quarterly Share Data:

Earnings Per Share:
Basic	$0.38	$0.37	$0.45	$0.58	$0.59
Diluted	$0.38	$0.37	$0.45	$0.58	$0.59

Common Dividend Declared Per Share	$0.29	$0.29	$0.29	$0.29	$0.29

High Common Stock Price	$35.00	$33.61	$42.00	$31.33	$33.07
Low Common Stock Price	$21.05	$25.54	$18.52	$22.95	$24.00

Average Shares Outstanding (Net of Treasury Stock):
Basic	43,358,278	43,216,077	43,276,962	43,264,809	43,246,852
Diluted	43,546,679	43,438,997	43,421,333	43,419,616	43,418,571

Memorandum Items:
Tax Applicable to Security Transactions	$(406)	$(197)	$(3,208)	$(16)	$334

Common Dividends	$12,589	$12,537	$12,552	$12,548	$12,542

	Year Ended
	December	December	December	December
	2008	2007	2006	2005
YTD Share Data:

Earnings Per Share:
Basic	$2.01	$2.16	$2.15	$2.36
Diluted	$2.00	$2.15	$2.13	$2.33

Common Dividend Declared Per Share	$1.16	$1.13	$1.09	$1.05

Average Shares Outstanding (Net of Treasury Stock):
Basic	43,286,894	41,901,422	41,532,121	42,514,445
Diluted	43,434,083	42,222,899	41,942,889	43,024,861

Memorandum Items:
Tax Applicable to Security Transactions	$(3,296)	$(24)	$(1,112)	$243

Common Dividends	$50,231	$47,446	$45,219	$44,575

EOP Employees (full-time equivalent)	1,531	1,537	1,367	1,374

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended
	December	December	September	June	March
	2008	2007	2008	2008	2008
EOP Share Data:

Book Value Per Share	$16.97	$17.61	$17.86	$17.86	$17.83
Tangible Book Value Per Share	$9.61	$10.14	$10.46	$10.44	$10.39

52-week High Common Stock Price	$42.00	$39.50	$42.00	$33.61	$35.37
Date	09/19/08	01/03/07	09/19/08	10/05/07	04/03/07
52-week Low Common Stock Price	$18.52	$25.54	$18.52	$22.95	$24.00
Date	07/15/08	11/08/07	07/15/08	06/30/08	01/18/08

EOP Shares Outstanding (Net of Treasury Stock):	43,403,891	43,234,726	43,283,927	43,270,277	43,260,951

	Three Months Ended
	December	December	September	June	March
	2008	2007	2008	2008	2008
Selected Yields and Net Interest Margin:

Loans	5.97%	7.36%	6.21%	6.34%	6.86%
Investment Securities	5.30%	5.66%	5.45%	5.39%	5.68%
Money Market Investments/FFS	0.83%	5.24%	1.91%	2.07%	3.10%
Average Earning Assets Yield	5.82%	7.02%	6.05%	6.13%	6.61%
Interest-bearing Deposits	2.46%	3.50%	2.57%	2.69%	3.16%
Short-term Borrowings	0.54%	3.84%	1.54%	1.64%	2.77%
Long-term Borrowings	4.54%	5.52%	4.26%	4.40%	4.80%
Average Liability Costs	2.51%	3.81%	2.68%	2.77%	3.30%
Net Interest Spread	3.31%	3.21%	3.37%	3.36%	3.31%
Net Interest Margin	3.63%	3.71%	3.71%	3.71%	3.72%

Selected Financial Ratios:
Return on Average Common Equity	8.37%	8.25%	9.94%	12.90%	13.35%
Return on Average Assets	0.81%	0.81%	0.97%	1.27%	1.30%
Efficiency Ratio	51.79%	58.06%	46.60%	45.91%	47.80%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

Year Ended
December	December	December	December
2008	2007	2006	2005
Selected Yields and Net Interest Margin:
Loans	6.34%	7.44%	7.20%	6.36%
Investment Securities	5.46%	5.70%	5.67%	5.11%
Money Market Investments/FFS	1.94%	5.14%	4.35%	3.09%
Average Earning Assets Yield	6.15%	7.07%	6.84%	6.04%
Interest-bearing Deposits	2.71%	3.54%	3.10%	2.06%
Short-term Borrowings	1.69%	4.31%	4.04%	2.43%
Long-term Borrowings	4.49%	5.61%	6.38%	5.82%
Average Liability Costs	2.81%	3.88%	3.57%	2.56%
Net Interest Spread	3.34%	3.19%	3.27%	3.48%
Net Interest Margin	3.70%	3.76%	3.86%	3.94%

Selected Financial Ratios:
Return on Average Common Equity	11.12%	12.99%	13.90%	15.66%
Return on Average Assets	1.09%	1.28%	1.34%	1.55%
Loan / Deposit Ratio	106.48%	108.29%	99.56%	100.70%
Allowance for Loan Losses/ Loans, Net of Unearned Income	1.02%	0.87%	0.91%	0.95%
Allowance for Credit Losses (1)/ Loans, Net of Unearned Income	1.06%	1.01%	1.09%	1.14%
Nonaccrual Loans / Loans, Net of Unearned Income	0.70%	0.24%	0.12%	0.15%
90-Day Past Due Loans/ Loans, Net of Unearned Income	0.20%	0.25%	0.18%	0.13%
Non-performing Loans/ Loans, Net of Unearned Income	0.90%	0.49%	0.30%	0.28%
Non-performing Assets/ Total Assets	0.91%	0.43%	0.27%	0.24%
Primary Capital Ratio	9.80%	10.18%	10.14%	10.15%
Shareholders’ Equity Ratio	9.09%	9.52%	9.44%	9.44%
Price / Book Ratio	1.96	x	1.59	x	2.50	x	2.33	x
Price / Earnings Ratio	16.59	x	13.05	x	18.16	x	15.10	x
Efficiency Ratio	48.03%	48.01%	46.93%	41.45%

Note: (1) Includes allowances for loan losses and lending-related commitments.

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	December	December	September	June	March
	2008	2007	2008	2008	2008
Asset Quality Data:

EOP Non-Accrual Loans	$42,317	$14,115	$36,065	$33,676	$25,103
EOP 90-Day Past Due Loans	11,881	14,210	12,963	15,696	12,375

Total EOP Non-performing Loans	$54,198	$28,325	$49,028	$49,372	$37,478

EOP Other Real Estate & Assets Owned	19,817	6,365	13,340	9,618	7,043

Total EOP Non-performing Assets	$74,015	$34,690	$62,368	$58,990	$44,521

	Three Months Ended		Year Ended
	December	December	December	December	December
	2008	2007	2008	2007	2006
Allowance for Credit Losses:(1)
Beginning Balance	$59,388	$58,617	$58,744	$52,371	$52,871
Allowance of Purchased Companies	—	—	—	7,648	—
Provision Expense	12,207	2,580	25,155	5,330	1,437

	71,595	61,197	83,899	65,349	54,308
Gross Charge-offs	(8,152)	(2,786)	(21,198)	(7,738)	(3,228)
Recoveries	160	333	902	1,133	1,291

Net Charge-offs	(7,992)	(2,453)	(20,296)	(6,605)	(1,937)

Ending Balance	$63,603	$58,744	$63,603	$58,744	$52,371

Note: (1) Includes allowances for loan losses and lending-related commitments.